UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2022

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 11, 2022, Avenue Therapeutics, Inc. (the “Company”) entered into a stock contribution agreement (the “Contribution Agreement”) with Fortress Biotech, Inc. (“Fortress”), of which the Company is a majority-controlled subsidiary, pursuant to which Fortress agreed to transfer its ownership of a majority of the outstanding shares (common and preferred) (the “Contributed Shares”) in a private subsidiary company of Fortress, Baergic Bio, Inc. (“Baergic”), to the Company. Under the Contribution Agreement, Fortress also agreed to assign to the Company certain intercompany agreements existing between Fortress and Baergic, including a Founders Agreement and Management Services Agreement. Consummation of the transactions contemplated by the Contribution Agreement was subject to the satisfaction of certain conditions precedent, including, inter alia: (i) the closing of an equity financing by the Company resulting in gross proceeds of no less than $7.5 million, (ii) the agreement by InvaGen Pharmaceuticals Inc. (“InvaGen”) to (A) have 100% of its shares in the Company repurchased by the Company and (B) terminate certain of the agreements with the Company and/or Fortress in connection with InvaGen’s 2019 equity investment in the Company (including the elimination of certain negative consent rights of InvaGen over the Company and the restoration of certain rights and privileges of Fortress in the Company), and (iii) the Company’s shares of common stock, $0.0001 par value (“Common Stock”), then being listed and trading on the NASDAQ Capital Market without any pending action that would terminate such listing.

On November 8, 2022, following the satisfaction of the closing conditions of the Contribution Agreement, the Company completed the acquisition of a majority of the outstanding shares (common and preferred) of Baergic from Fortress. In exchange for the Contributed Shares, the Company is assuming and becoming solely liable for all obligations, duties, covenants and liabilities arising from, based upon, related to or associated with the Contributed Shares, Fortress’ obligations under the contracts being assumed and Fortress’ ownership in Baergic. As a result of the closing of the Contribution Agreement, Baergic is now a majority owned subsidiary of the Company. Baergic is a clinical-stage pharmaceutical company founded in December 2019 that focuses on the development of pharmaceutical products for the treatment of central nervous system disorders. Baergic’s pipeline currently consists of a single compound, BAER-101, a selective GABA-A positive allosteric modulator (“BAER-101”). BAER-101 (formally known as AZD7325) is Baergic’s principal asset and was originally developed by AstraZeneca and has an established safety profile in early clinical trials including over 700 patients.

Item 8.01	Other Events.

On November 8, 2022, the Company issued a press release announcing the closing of the acquisition of Baergic under the Contribution Agreement. A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Baergic’s audited balance sheets as of December 31, 2021 and 2020, the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended, the related notes, and the report of KPMG LLP, independent registered accounting firm, dated August 31, 2022, included in the Company’s Registration Statement on Form S-1 (Reg. 333-267206), declared effective on October 6, 2022 (the “Registration Statement”), are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.2 to this report.

Baergic’s unaudited balance sheet as of June 30, 2022 and December 31, 2021, the related statements of operations and stockholders’ equity for each of the three and six months ended June 30, 2022 and 2021, and statements of cash flows for the six months ended June 30, 2022 and 2021, and the related notes, included in the Registration Statement, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.3 to this report.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021, giving effect to the acquisition of Baergic, which are included in the Registration Statement in the section titled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 53 of the prospectus included therein, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.4 to this report.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Baergic, as of and for the six months ended June 30, 2022, which are included in the Registration Statement in the section titled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 53 of the prospectus included therein, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.5 to this report.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Press release dated November 8, 2022
99.2	Baergic audited balance sheets as of December 31, 2021 and 2020, the related statements of operations, stockholders’ equity and cash flows for the years then ended, the related notes, and the report of KPMG LLP, independent registered accounting firm, dated August 31, 2022, incorporated by reference to the Registration Statement on Form S-1 (Reg. 333-267206), filed by the registrant with the SEC on October 6, 2022
99.3	Baergic unaudited balance sheet as of June 30, 2022 and December 31, 2021, the related statements of operations and stockholders’ equity for each of the three and six months ended June 30, 2022 and 2021, and statements of cash flows for the six months ended June 30, 2022 and 2021, and the related notes, incorporated by reference to the Registration Statement on Form S-1 (Reg. 333-267206), filed by the registrant with the SEC on October 6, 2022
99.4	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021, incorporated by reference to the Registration Statement on Form S-1 (Reg. 333-267206), filed by the registrant with the SEC on October 6, 2022
99.5	Unaudited pro forma condensed combined financial information, as of and for the six months ended June 30, 2022, and notes to the unaudited pro forma condensed combined financial information, incorporated by reference to the Registration Statement on Form S-1 (Reg. 333-267206), filed by the registrant with the SEC on October 6, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.

(Registrant)

Date: November 8, 2022

	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer